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                  SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                              FORM 8-K

                            CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 31, 1997


                American Express Credit Account Master Trust
                       (Issuer in respect of the
           Class A Series 1996-1 6.80% Asset Backed Certificates and Class B Series 1996-1 6.95% Asset Backed Certificates)


                     American Express Centurion Bank
               Co-Originator of the Trust and a Transferor
          -----------------------------------------------------
          (Exact name of registrant as specified in its charter)

           Utah                      000-20787-01         11-2869526
   ----------------------------      ------------       -------------
   (State or other jurisdiction      (Commission        (IRS Employer
       of incorporation)             File Number)       Identification No.)

   6985 Union Park Center, Midvale, Utah                    84047
   --------------------------------------                   -----
   (Address of principal executive offices)                (Zip Code)

   Registrant's telephone number, including area code   (801) 565-5000



          American Express Receivables Financing Corporation II
               Co-Originator of the Trust and a Transferor
          -----------------------------------------------------

         Delaware                       000-20787         13-3854638
      ----------------------------     -----------       -------------
      (State or other jurisdiction     (Commission       (IRS Employer
         of incorporation)             File Number)      Identification No.)

      200 Vesey Street, New York, New York                     10285
      ---------------------------------------                  -----
      (Address of principal executive offices)                (Zip Code)

      Registrant's telephone number, including area code   (212) 640-4473

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Item 5.  Other Events

A.  Annual Statement.

     On May 16, 1996, the Trust issued $865,000,000 Class A Series 1996-1 6.80% Asset Backed Certificates and $60,000,000 Class B Series 1996-1 6.95% Asset Backed Certificates (the "Class A Certificates" and the "Class B Certificates", respectively, and collectively, the "Series 1996-1 Certificates"), offered pursuant to a Prospectus Supplement dated May 9, 1996 to Prospectus dated May 9, 1996 and issued under the Pooling and Servicing Agreement (the "Agreement") dated as of May 16, 1996, and the Series 1996-1 Supplement dated as of May 16, 1996, to the Agreement (the "Series 1996-1 Supplement").

     The Servicer's Certificate dated January 28, 1997 required by Section 5.02(d) of the Series 1996-1 Supplement, and containing information with respect to the Trust aggregated for the period April 25, 1996 (the date as of which the Trust assets were initially conveyed to the Trust) through December 26, 1996 (the end of the last monthly period of the Trust in 1996), is filed as Exhibit 20.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

         20.1  Servicer's Certificate dated January 28, 1997.

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                                    SIGNATURES
                                    ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  January 31, 1997


                                   AMERICAN EXPRESS CREDIT ACCOUNT
                                   MASTER TRUST


                                   AMERICAN EXPRESS CENTURION BANK,
                                   TRANSFEROR


                                   By:  /s/ Mark Hales
                                        --------------------------
                                   Name:   Mark Hales
                                   Title:  Chief Financial Officer


                                   AMERICAN EXPRESS RECEIVABLES
                                   FINANCING CORPORATION II, TRANSFEROR


                                   By: /s/ Leslie R. Scharfstein
                                       --------------------------------
                                   Name:   Leslie R. Scharfstein
                                   Title:  President

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                                  EXHIBIT INDEX
                                  -------------

Designation                        Description                       Page
-----------                        -----------                       ----

Exhibit 20.1      Servicer's Certificate dated January 28, 1997.       5


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